Exhibit 99.1
2008 First Quarter Earnings Call May 16, 2008

Forward Looking Statements This presentation contains forward-looking statements, which are subject to various risks and uncertainties. Discussion of risks and uncertainties that could cause actual results to differ materially from management's current projections, forecasts, estimates and expectations is contained in Oncor Electric Delivery Company LLC's filings with the Securities and Exchange Commission (SEC). Specifically, Oncor makes reference to the section entitled "Risk Factors" in its annual and quarterly reports. In addition to the risks and uncertainties set forth in Oncor's SEC filings, the forward-looking statements in this release could be affected by, among other things: prevailing governmental policies and regulatory actions; legal and administrative proceedings and settlements; weather conditions and other natural phenomena; changes in business strategy, development plans or vendor relationships; commercial bank market and capital market conditions; unanticipated changes in interest rates or rates of inflation; unanticipated changes in operating expenses, liquidity needs and capital expenditures; changes in technology used by and services offered by Oncor; and significant changes in Oncor's relationship with its employees. Any forward-looking statement speaks only as of the date on which it is made, and the company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of unanticipated events. Regulation G This presentation includes certain non-GAAP financial measures. A reconciliation of these measures to the most directly comparable GAAP measures is included in either this presentation or the appendix of the version of the slides included on the company's website at www.oncor.com under the 'News' tab in the Investor Information section or filed with the SEC.

Today's Agenda Business and Operational Highlights Bob Shapard Chairman and CEO Financial Overview David Davis Vice President and CFO Q&A

Post-Transaction Structure Oncor Electric Delivery Holdings ("Oncor Holdings") Texas Competitive Electric Holdings ("TCEH") (formerly TXU Energy Company) Ring-fenced Energy (Retail) Energy Future Intermediate Holding Energy Future Competitive Holdings

Service Territory 6th largest US transmission and distribution company Meter points of delivery - 3.1 million More than 116,000 miles of distribution and transmission lines Top quartile costs and reliability High growth region Efficient capital recovery No commodity exposure or retail customers

Present Initiatives Advanced Meter System Competitive Renewable Energy Zones Rate Case Filing

Advanced Meter System ("AMS") Filing In accordance with its commitment in the 14.101 proceeding, Oncor will file its AMS plan by July 1, 2008 Oncor's AMS plan is being filed in response to actions by both the Texas Legislature and the PUC to encourage rapid deployment of advanced meter technology The AMS filing will include an AMS Deployment Plan and request for surcharge for the recovery of costs associated with the deployment of advanced meters Over 3 million advanced meters will be installed providing advanced meter technology to approximately 7 million consumers in Oncor's service territory

Competitive Renewable Energy Zones (CREZ) Filed with PUC on April 2, 2008 Identified 5 plans covering the 4 PUC scenarios Plan 1A Plan 1B Plan 2 Plan 3 Plan 4 12 GW 12 GW 18 GW 24 GW 24 GW

2008 Rate Case As a result of commitments in the 14.101 proceeding at the PUC and agreements with Cities, Oncor will file a system-wide rate case by July 1, 2008 at the PUC and with its cities who have regulatory jurisdiction The rate case will be based on a test year ending December 31, 2007 Preparation of the case is in progress

Today's Agenda Business and Operational Highlights Bob Shapard Chairman and CEO Financial Overview David Davis Vice President and CFO Q&A

Post-Transaction Structure Oncor Electric Delivery Holdings ("Oncor Holdings") Texas Competitive Electric Holdings ("TCEH") (formerly TXU Energy Company) Ring-fenced Energy (Retail) Energy Future Intermediate Holding Energy Future Competitive Holdings

Summary of Financial Results1 Net Income Q1 '07 vs. Q1 '08; $ millions Q1 '07 Q1 '08 85 85 Operating Revenues Q1 '07 vs. Q1 '08; $ millions Q1 '07 Q1 '08 576 580 PP&E Q1 '07 vs. Q1 '08; $ millions Q1 '07 Q1 '08 7725 8143 Operating Cash Flow 2 Q1 '07 vs. Q1 '08; $ millions Q1 '07 Q1 '08 88 99 1 Excludes impacts from transition bond debt 2 Cash provided by operating activities

Revenue1 and Cash Flow1 Generation Remained Steady Q1 '07 Q1 '08 289 295 EBITDA Q1 '07 vs. Q1 '08; $ millions EBITDA/Cash Interest TME 3/31/07 vs. TME 3/31/08; Ratio TME 3/31/07 TME 3/31/08 4.8 4.4 Debt/EBITDA TME 3/31/07 vs. TME 3/31/08; Ratio TME 3/31/07 TME 3/31/08 3.4 3.7 1 Excludes impacts from transition bond debt

Today's Agenda Business and Operational Highlights Bob Shapard Chairman and CEO Financial Overview David Davis Vice President and CFO Q&A

Appendix - Regulation G Reconciliations

Measure Definition Operating Cash Flow (GAAP) Cash provided by operating activities. Debt (non-GAAP) Total debt less transition bonds. Total Debt (GAAP) Long-term debt (including current portion) plus bank loans, advances from parent and commercial paper. EBITDA (non-GAAP) Income from continuing operations before interest expense and related charges, and income tax plus depreciation and amortization and special items. EBITDA is a measure used by Oncor to assess performance. Debt/EBITDA (non-GAAP) Total debt less transition bonds divided by EBITDA. Transition, or securitization, bonds are serviced by a regulatory transition charge on wires rates and are therefore excluded from debt in credit reviews. Debt / EBITDA is a measure used by Oncor to assess credit quality. EBITDA/Interest (non-GAAP) EBITDA divided by cash interest expense is a measure used by Oncor to assess credit quality. Financial Definitions

Q1 07 Q1 08 Net Income - Oncor 85 85 Less: Net Income - BondCo - - Oncor Net Income, excluding BondCo 85 85 Table 1: Oncor Net Income Reconciliation Quarter Ended March 31, 2007 and 2008 $ millions

Table 2: Oncor Operating Revenues Reconciliation Quarter Ended March 31, 2007 and 2008 $ millions Q1 07 Q1 08 Operating Revenues - Oncor 613 614 Less: Operating Revenues - BondCo (37) (34) Oncor Operating Revenues, excluding BondCo 576 580

Table 3: Oncor Operating Cash Flow Reconciliation Quarter Ended March 31, 2007 and 2008 $ millions Q1 07 Q1 08 Operating Cash Flow - Oncor 115 125 Less: Operating Cash Flow - BondCo (27) (26) Oncor Operating Cash Flow, excluding BondCo 88 99

Table 4: Oncor EBITDA Reconciliation Quarter Ended March 31, 2007 and 2008 $ millions Q1 07 Q1 08 Net Income - Oncor 85 85 Depreciation & Amortization - Oncor 119 120 Income Taxes - Oncor 46 48 Interest Expense - Oncor 76 76 EBITDA - Oncor, including BondCo 326 329 Less: Net Income - BondCo - - Depreciation & Amortization - BondCo (24) (22) Income Taxes - BondCo - - Interest Expense - BondCo (13) (12) Oncor EBITDA, excluding BondCo 289 295

Table 5: Oncor EBITDA Reconciliation Twelve Months Ended March 31, 2007 and 2008 $ millions 3/31/07 3/31/08 Net Income - Oncor 364 327 Depreciation & Amortization - Oncor 482 463 Income Taxes - Oncor 187 192 Interest Expense - Oncor 294 312 EBITDA - Oncor, including BondCo 1,327 1,294 Less: Net Income - BondCo - - Depreciation & Amortization - BondCo (102) (95) Income Taxes - BondCo - - Interest Expense - BondCo (52) (48) Oncor EBITDA, excluding BondCo 1,173 1,151

Table 6: Oncor Total Debt Reconciliation Quarter Ended March 31, 2007 and 2008 $ millions Q1 07 Q1 08 Short-term debt- Oncor 101 1,420 Long-term debt due currently - Oncor 297 100 Long-term debt, less due currently - Oncor 4,590 3,680 Long-term debt - Oncor, including BondCo 4,988 5,200 Less: Short-term debt - BondCo - - Long-term debt due currently - BondCo (97) (100) Income Taxes - BondCo - - Long-term debt, less due currently - BondCo (956) (855) Fair value adjustment - BondCo - 11 Oncor Total Debt, excluding BondCo 3,935 4,256

Table 7: Oncor Interest And Debt Coverages Twelve Months Ended March 31, 2007 and 2008 $ millions Q1 07 Q1 08 Ref Source Interest expense and related charges - Oncor 294 312 Amortization of debt fair value discount - Oncor - (1) Amortization of debt discount - Oncor (5) (8) AFUDC - Oncor 6 8 Cash interest expense - Oncor 295 311 Less: Interest expense - BondCo (52) (48) Oncor cash interest expense, excluding BondCo 243 263 A Oncor EBITDA, excluding BondCo 1,173 1,151 B Table 5 Oncor Total Debt, excluding BondCo 3,935 4,256 C Table 6 EBITDA/Interest - ratio (B / A) 4.8x 4.4x Debt/EBITDA - ratio (C / A) 3.4x 3.7x